Filed Pursuant to Rule 497
File no. 333-213498

Maximum Offering of 79,483,456 Shares
______________

Supplement No. 10 dated July 5, 2018
to
Prospectus dated October 30, 2017
________________

This supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the "Company") dated October 30, 2017, as amended or supplemented (the "Prospectus").

You should carefully consider the "Risk Factors" beginning on page 34 of the Prospectus before you decide to invest.

On June 29, 2018, the Company closed an underwritten public offering of 1,360,000 shares of 6.375% Series A Term Preferred Stock due 2025 (the “Preferred Stock”) that were sold at a public offering price of $25.00 per share. The offering of Preferred Stock resulted in net proceeds to the Company of approximately $32.67 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company has granted the underwriters a 30-day option to purchase up to an additional 204,000 shares of Preferred Stock to cover overallotments, if any.

The Company has applied to list the Preferred Stock on the New York Stock Exchange (“NYSE”) under the ticker symbol “PRIFA”. Trading on the NYSE in the Preferred Stock is expected to begin within 30 days following the issuance date of the Preferred Stock. The Preferred Stock has been assigned a rating of “AA” by Egan-Jones Ratings Co. The Company plans to use the net proceeds from the offering of the Preferred Stock to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

Set forth below is a chart describing the classes of the Company’s securities outstanding as of July 5, 2018:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column(3)
Class R Common Stock	165,000,000	0	23,361,309
Class RIA Common Stock	10,000,000	0	583,842
Class I Common Stock	10,000,000	0	705,487
Series A Term Preferred Stock	15,000,000	0	1,360,000

This supplement amends the Prospectus to reflect the issuance of Preferred Stock as follows:

The Section titled “Fees and Expenses” is replaced in its entirety with the following:

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Class R shares sold in this offering will bear directly or indirectly. The expenses shown in the table under “Annual Expenses” are estimated based on historical fees and expenses incurred by the Company, as appropriate. In addition, except as noted below, such amounts are based on our pro forma total assets as of December 31, 2017, which have been adjusted to reflect (i) the issuance of additional shares of our common stock over the following 12 months and (ii) the issuance of 1,564,000 shares of our Preferred Stock in June 2018 (inclusive of the assumed exercise of the overallotment option to purchase an additional 204,000 shares of Preferred Stock). You will pay (i) selling commissions and dealer manager fees for the purchase of our Class R shares, (ii) dealer manager fees, but no selling commissions, for the purchase of our Class RIA shares and (iii) no selling commissions or dealer manager fees for the purchase of our Class I shares. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Priority Income Fund, Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)(1)

Sales load to dealer manager(2)	8.00%
Offering expenses(3)	2.00%
Distribution reinvestment plan fees(4)	0
Total stockholder transaction expenses	10.00%
Annual expenses (as a percentage of average net assets attributable to shares)(1)

Management fee(5)	2.25%
Incentive fees payable under our Investment Advisory Agreement (up to 20% on net investment income, subject to a hurdle rate of 6% annualized)(6)	2.98%
Interest payments on borrowed funds(7)	0.39%
Other expenses(8)	1.47%
Acquired fund fees and expenses(9)	5.06%
Expense Support Repayment(10)	0
Total annual expenses	12.15%

Example

The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of 8.0%, comprised of a selling commission of 6.0% and a dealer manager fee of 2.0%, with respect to shares sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)(6)	$181	$332	$472	$772
You would pay the following expenses on a $1,000 investment, assuming the fixed preferred return is achieved:(1)(6)	$206	$399	$569	$910
_____________________________________________
(1) Amount assumes that we sell $51.8 million worth of our shares during the 12 months following December 31, 2017, which represents the actual capital raise through June 30, 2018 and average monthly rate of capital raising during the 3 months from April 1, 2018 to June 30, 2018 over the following 6 months after June 30, 2018. As of December 31, 2017, we had net assets of approximately $311.3 million. Assuming we raise an additional $51.8 million over the 12 months following December 31, 2017, we would receive net offering proceeds from such sales of $47.9 million (not including the conditional reimbursement of offering costs to our Adviser), resulting in estimated net assets of $359.2 million and average net assets of $341.7 million, based on our net assets of $311.3 million as of December 31, 2017. The amount also assumes that we do not borrow any additional funds during such period. Actual expenses will depend on the number of shares we sell in this offering and the amount of leverage we employ. For example, if we were to raise proceeds significantly less than this amount over the next twelve months, our expenses as a percentage of our average net assets would be significantly higher. There can be no assurance that we will sell $51.8 million of our shares during the twelve months following December 31, 2017.

(2)    “Sales load” includes selling commissions of 6.0% and dealer manager fees of 2.0% payable upon a purchase of Class R shares.

(3)    Amount reflects maximum offering expenses to be paid by us under the dealer manager agreement. If we sell the maximum number of shares, we estimate we will incur offering expenses of 1.50% of gross offering proceeds.

(4)    The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”

(5)    Our base management fee under the Investment Advisory Agreement will be payable quarterly in arrears, and will be calculated at an annual rate of 2.0% of the value of our average total assets, payable quarterly in arrears and based on the average value of our total assets as of the end of the two most recently completed calendar quarters). The management fee has been calculated on the basis of our average total assets over the following twelve months and includes routine non-compensation overhead expenses of our Adviser under the Investment Advisory Agreement (up to a maximum of 0.0625% of our total assets per quarter, or 0.25% per year). Routine non-compensation overhead expenses consist primarily of expenses related to office space, furnishings, supplies, equipment, communications equipment and services, and insurance. The percentage reflected in the table is higher than 2.0% because it is calculated on our average net assets (rather than our average total assets). See “Investment Advisory Agreement-Overview of Our Adviser-Advisory Fees.”

(6)    Based on the subordinated incentive fee expected to be paid for the 12 months ending December 31, 2018. However, the subordinated incentive fee payable to our Adviser is based on our performance and will not be paid unless we achieve certain performance targets. For example, the subordinated incentive fee, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subordinated to a fixed preferred return on the value of our net assets at the end of the immediately preceding calendar quarter equal to 1.5% per quarter, or an annualized rate of 6.0%. See “Investment Advisory Agreement-Overview of Our Adviser-Advisory Fees” for a full explanation of how this incentive fee is calculated.

(7)    “Interest payments on borrowed funds” represents our annualized effective interest expense and includes dividends payable on our Preferred Stock outstanding on June 30, 2018 (inclusive of the assumed exercise of the overallotment option to purchase an additional 204,000 shares of Preferred Stock), which pay dividends at a fixed annual rate of 6.375% per annum. We may issue additional shares of preferred stock or debt securities in the 12 months following the date of this prospectus. In the event we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, our base management fee as a percentage of our net assets attributable to common stock, would increase.

(8)    Other expenses include accounting, legal and auditing fees as well as the reimbursement of the compensation of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative personnel of our Administrator and fees payable to our independent directors. The amount presented in the table is based on estimated amounts that may be incurred during the current fiscal year and does not include preferred pricing arrangements we may receive from certain parties as a newly-formed entity. The estimate of our administrative costs is based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement, as well as reimbursement of routine non-compensation overhead expenses of our Adviser under the Investment Advisory Agreement. “Other expenses” does not include non-recurring expenses. See “Administration Agreements” and “Investment Advisory Agreement.”

(9)    Amount reflects the estimated annual asset management fees incurred indirectly by us in connection with our investment in CLOs during the next 12 months, including asset management fees payable to the collateral managers of CLO equity tranches and incentive fees due to the collateral managers of CLO equity tranches. The 5.06% is composed of 4.49% of collateral manager fees and 0.12% of incentive fees which are then multiplied by the quotient of (x) the sum of (i) net asset value as of March 31, 2018 and (ii) net proceeds of the offering of Preferred Stock and (y) net asset value as of March 31, 2018. The 4.49% of collateral manager fees are determined by multiplying 0.4615% (collateral managers fees historically paid) by 9.7 (the leverage in such CLOs). The 0.12% of incentive fees are determined by multiplying 0.12% (an estimate if the CLOs were redeemed in the next 12 months and the underlying portfolios were liquidated) by 100% (the assumed amount of total assets invested in equity tranches of CLOs). However, such amounts are uncertain and difficult to predict. Future fees and expenses may be substantially higher or lower because certain fees and expenses are based on the performance of the CLOs, which may fluctuate over time. As a result of such investments, our stockholders may be required to pay two levels of fees in connection with their investment in our shares, including fees payable under our Investment Advisory Agreement, and fees charged to us on such investments. “Acquired fund fees and expenses” are based on the Company’s investment portfolio during the three months ended March 31, 2018 and assume deployment of the proceeds from our offering of Preferred Stock.

(10)    Pursuant to an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) our Adviser has reimbursed us for operating expenses in an amount equal to the difference between distributions to our stockholders for which a record date has occurred in each quarter less the sum of our net investment income, the net realized capital gains/losses and dividends and other distributions paid to us from our portfolio investments during such period (“Expense Support Reimbursement”). Although the Expense Support Agreement was terminated by our board of directors, effective July 1, 2018, we have a conditional obligation to repay our Adviser (“Expense Support Repayment”) for amounts previously funded by our Adviser under the Expense Support Agreement. As of December 31, 2017, the current unreimbursed expense support is $7,384,068. As the total amount of repayment is unknown, the maximum Expense Support Reimbursement as a percentage of average net assets attributable to shares is 2.16%. During the quarter ended March 31, 2018, we received an Expense Support Reimbursement of $1.4 million. As of March 31, 2018, unreimbursed expense support is $8,192,471, which includes the March 31, 2018 Expense Support Reimbursement and excludes Expense Support Reimbursements, which are no longer eligible to be repaid. The maximum Expense Support Reimbursement as a percentage of average net assets attributable to shares as of March 31, 2018 is 2.4%

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, we generally intend that participants in our distribution reinvestment plan during this offering will receive a number of our shares determined by dividing the total dollar amount of the distribution payable to a participant by a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

The following is added to the section titled “Risk Factors - Risks Related to Debt Financing”:

Our borrowings, including the Preferred Stock, expose us to additional risks, including the typical risks associated with leverage and could adversely affect our business, financial condition and results of operations.

We have incurred leverage through the issuance of the Preferred Stock. We may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, additional shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that our Adviser and our board of directors deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or in derivative instruments in which we may invest. Accordingly, there is a layering of leverage in our overall structure.
The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our securityholders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.
As a registered closed-end management investment company, we will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings, including the Notes), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock, including Preferred Stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If legislation were passed that modifies this section of the 1940 Act and increases the amount of senior securities that we may incur, we may increase our leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in us may increase.
If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.

Illustration. The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below. The calculation assumes (i) $417.5 million in total assets, (ii) an average cost of funds of 6.375%, (iii) $39.1 million in preferred stock outstanding for 12 months and (iv) $359.2 million of shareholders’ equity.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Stockholder	(12.4)%	(6.5)%	(0.7)%	5.1%	10.9%

The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.

A new section titled “Ratio of Earnings to Combined Fixed Charges and Pro Forma Preferred Dividends” is added to the Prospectus:

RATIO OF EARNINGS TO COMBINED FIXED CHARGES
AND PRO FORMA PREFERRED DIVIDENDS

The following table contains our ratio of earnings to combined fixed charges for each of the five preceding years and most recent interim period and a pro forma ratio including assumed preferred dividends, computed as set forth below. You should read these ratios of earnings to combined fixed charges and pro forma preferred dividends in connection with our financial statements, including the notes to those statements, included in this prospectus.

	Pro-Forma For The Period Ended December 31, 2017	For The Period Ended December 31, 2017	Pro-Forma For The Year Ended June 30, 2017	For The Year Ended June 30, 2017	For The Year Ended June 30, 2016	For The Year Ended June 30, 2015	For The Year Ended June 30, 2014	For The Year Ended June 30, 2013
Earnings to Fixed Charges(1)	2.18	N/A	11.62	N/A	N/A	N/A	N/A	N/A

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period. These pro forma rates are calculated as if this offering was completed during the period shown and the proceeds thereof were invested pro rata across all of our investments during such period.

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges.

5